                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1996 96-9 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 1997 to January 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY:  /s/Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.96%, 6.25%, 6.41%, 6.76%, 7.20%, 7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                  JANUARY 1997

                         CUSIP#'S  393505-QT2, QU9, QV7, QW5, QX3, QY1
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 2/17/97

                                                  Total $     Per $1,000
                                                  Amount        Original
                                                 --------    -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                         $8,735,350.34

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                       0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                    8,735,350.34

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.96%)        5.96%
          b. Class A-1 Interest                234,204.64     4.25826618
          c. Class A-2 Remittance Rate(6.25%)        6.25%
          d. Class A-2 Interest                197,916.67     6.59722233
          e. Class A-3 Remittance Rate(6.41%)        6.41%
          f. Class A-3 Interest                277,410.56     6.76611122
          g. Class A-4 Remittance Rate(6.76%)        6.76%
          h. Class A-4 Interest                592,251.11     7.13555554
          i. Class A-5 Remittance Rate(7.20%)        7.20%
          j. Class A-5 Interest                368,600.00     7.60000000
          k. Class A-6 Remittance Rate(7.69%)        7.69%
          l. Class A-6 Interest                996,389.03     8.11722224

     (3)  Amount applied to:
          a.   Unpaid Class A Interest
                  Shortfall                           .00            .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.96%, 6.25%, 6.41%, 6.76%, 7.20%, 7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             JANUARY 1997 - Page 2

                         CUSIP#'S   393505-QT2, QU9, QV7, QW5, QX3, QY1
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 2/17/97

                                                 Total $       Per $1,000
                                                 Amount         Original
                                             --------------   ------------
(4)Remaining:
          a. Unpaid Class A Interest
               Shortfall                                .00            .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                              4,960,588.03            N/A
          a. Scheduled Principal                 455,932.68            N/A
          b. Principal Prepayments             2,449,803.80            N/A
          c. Liquidated Contracts                       .00            N/A
          d. Repurchases                       2,467,453.70            N/A
          e. Current Month Advanced Principal    665,789.92            N/A
          f. Prior Month Advanced Principal   (1,078,392.07)           N/A

     (6)  Pool Scheduled Principal Balance   437,860,497.62

    (6b)  Adjusted Pool Principal Balance    437,194,707.70   971.54379489
    (6c)  Pool Factor                            0.97154379

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date        .00

     (8)  Class A Percentage for such Remittance
          Date                                        92.37%

     (9)  Class A Percentage for the following
          Remittance Date                             92.28%

     (10) Class A Principal Distribution:
          a. Class A-1                         4,960,588.03    90.19250964
          b. Class A-2                                  .00            .00
          c. Class A-3                                  .00            .00
          d. Class A-4                                  .00            .00
          e. Class A-5                                  .00            .00
          f. Class A-6                                  .00            .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.96%, 6.25%, 6.41%, 6.76%, 7.20%, 7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                             JANUARY 1997 - Page 3

                         CUSIP#'S   393505-QT2, QU9, QV7, QW5, QX3, QY1
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 2/17/97

                                                    Total $    Per $1,000
                                                    Amount       Original
                                                    -------    ----------
     (11)  Class A-1 Principal Balance        42,194,707.70  767.17650364
     (11a) Class A-1 Pool Factor                  .76717650

     (12)  Class A-2 Principal Balance        30,000,000.00  1000.0000000
     (12a) Class A-2 Pool Factor                 1.00000000

     (13)  Class A-3 Principal Balance        41,000,000.00  1000.0000000
     (13a) Class A-3 Pool Factor                 1.00000000

     (14)  Class A-4 Principal Balance        83,000,000.00  1000.0000000
     (14a) Class A-4 Pool Factor                 1.00000000

     (15)  Class A-5 Principal Balance        48,500,000.00  1000.0000000
     (15a) Class A-5 Pool Factor                 1.00000000

     (16)  Class A-6 Principal Balance       122,750,000.00  1000.0000000
     (16a) Class A-6 Pool Factor                 1.00000000

  (17) Unpaid Class A Principal Shortfall
     (if any) following current Remittance
      Date                                              .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.96%, 6.25%, 6.41%, 6.76%, 7.20%, 7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             JANUARY 1997 - Page 4

                         CUSIP#'S  393505-QT2, QU9, QV7, QW5, QX3, QY1
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 2/17/97

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

     (18)      31-59 days                      2,573,037.62             76

     (19)      60 days or more                   733,034.70             23

     (20)      Current Month Repossessions       134,330.25              4

     (21)      Repossession Inventory            217,385.02              7

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date      .17%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                 .07%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date     .59%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                 .36%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.96%, 6.25%, 6.41%, 6.76%, 7.20%, 7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             JANUARY 1997 - Page 5

                         CUSIP#'S   393505-QT2, QU9, QV7, QW5, QX3, QY1
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 2/17/97

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                           0%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date          .00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                          0%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                           15.78%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                   .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                             7.63%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.63%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             JANUARY 1997 - Page 6

                         CUSIP#'S   393505-QZ8
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 2/17/97

                                                    Total $     Per $1,000
                                                   Amount         Original
                                                  ----------    -----------
CLASS M1 CERTIFICATES
---------------------
(28)  Amount available (including Monthly
      Servicing Fee)                            1,620,109.75

A.    Interest
(29)  Aggregate interest
      a.   Class M-1 Remittance Rate (7.63%,
           unless Weighted Average Contract
           Rate is below 7.63%)                         7.63%
      b.   Class M-1 Interest                     228,900.00     6.35833333

(30)  Amount applied to Class M-1 Interest
        Deficiency Amount                                .00              0

(31)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                                .00              0

(32)  Amount Applied to:
      a.   Unpaid Class M-1 Interest Shortfall           .00              0

(33)  Remaining:
      a.   Unpaid Class M-1 Interest Shortfall           .00              0

B.    Principal
(34)  Formula Principal Distribution Amount              .00            N/A
      a.   Scheduled Principal                           .00            N/A
      b.   Principal Prepayments                         .00            N/A
      c.   Liquidated Contracts                          .00            N/A
      d.   Repurchases                                   .00            N/A

(35)  Class M-1 Principal Balance              36,000,000.00  1000.00000000
(35a) Class M-1 Pool Factor                       1.00000000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             JANUARY 1997 - Page 7

                         CUSIP#'S   393505-RA2, RB0
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 2/17/97

(36) Class M-1 Percentage for such Remittance
     Date                                                .00%

                                                    Total $    Per $1,000
                                                    Amount       Original
                                                   ---------  ------------
(37) Class M-1 Principal Distribution:
       a. Class M-1 (current)                            .00    0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                           .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date          .00

(39) Class M-1 Percentage for the following
     Remittance Date                                     .00%

Class B1 Certificates
-----------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                             1,391,209.75

(2)  Class B-1 Remittance Rate (7.65% unless
     Weighted Average Contract Rate is below 7.65%)     7.65%

(3)  Aggregate Class B1 Interest                  114,750.00    6.37500000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                               .00           .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                  .00           .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             JANUARY 1997 - Page 8

                         CUSIP#'S   393505-RA2, RB0
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 2/17/97

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                   .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                   .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date            .00

(8a) Class B Percentage for such Remittance Date         .00

                                                    Total $    Per $1,000
                                                     Amount      Original
                                                    --------   -----------
(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)             .00

(10a) Class B1 Principal Shortfall                       .00

(10b) Unpaid Class B1 Principal Shortfall                .00

(11)  Class B Principal Balance                33,750,000.00

(12)  Class B1 Principal Balance               18,000,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available                1,276,459.75

(14)  Class B-2 Remittance Rate (8.11%
      unless Weighted Average Contract
      Rate is less than 8.11%)                          8.11%

(15)  Aggregate Class B2 Interest                 106,443.75    6.75833333

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             JANUARY 1997 - Page 9

                         CUSIP#'S   393505-RA2.RB0
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 2/17/97

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                              .00           .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall      .00           .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date           .00

(19)  Class B2 Principal Liquidation Loss Amount         .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                               .00

(21)  Guarantee Payment                                  .00

(22)    Class B2 Principal Balance             15,750,000.00

                                                    Total $    Per $1,000
                                                     Amount      Original
                                                   ---------   -----------
(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      or Green Tree Financial Corporation
      is the Servicer)                            184,680.70

(24)  3% Guarantee                                       .00

(25)  Class C Residual Payment                    985,335.30

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                              CLASS BCERTIFICATES
                                 MONTHLY REPORT
                             JANUARY 1997 - Page 10

                         CUSIP#'S   393505-RA2, RB0
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 2/17/97

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                    .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                    .00

(28)  Repossessed Contracts                       134,330.25

(29)  Repossessed Contracts Remaining
      in Inventory                                217,385.02

(30)  Weighted Average Contract Rate                10.48327